UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                        FORM 8-K A-1

                       CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

     Date of Report: November 15, 2006 [AMENDED DECEMBER 04, 2006]
  _________________________________________________________________
                (Date of earliest event reported)

               FILM AND MUSIC ENTERTAINMENT, INC.
  _________________________________________________________________
     (Exact name of registrant as specified in its charter)


              Nevada                        01-0802-246
  _________________________________________________________________
  (State or other Jurisdiction             IRS Employer
      of Incorporation)                Identification Number)

                           0-51164
  _________________________________________________________________
                  (Commission File Number)

                 5670 Wilshire Blvd, Suite 1690
                      Los Angeles, CA 90036
  _________________________________________________________________
    (Address of Principal Executive Offices, including Zip Code)

                       (323) 904-5200
  _________________________________________________________________
    (Registrant's Telephone Number, including Area Code)

                       Not Applicable
  _________________________________________________________________
    (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-
      2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-
      4(c) under the Exchange Act (17 CFR 240.13e-4(c)
___________________________________________________________________
___________________________________________________________________
___________________________________________________________________

Item 4.01. Changes in Registrant's Certifying Accountant.

On November 15, 2006, the Board of Directors of Film and Music Entertainment, Inc. (the "Company", "we" or "our") approved the resignation of Kabani & Company, Inc. effective as of November 15, 2006 and approved the selection of HJ Associates & Consultants, LLP as our independent registered public accounting firm for the fiscal years ending December 31, 2005 and 2006. During our fiscal years ended December 31, 2004 and 2005 and through November 15, 2006, neither we nor anyone on our behalf


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has   consulted  with  HJ  Associates  &  Consultants,   LLP
regarding any of the matters referenced in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The reports of Kabani &Company, Inc. on the Company's financial statements for the fiscal years ended December 31, 2003 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. No report was issued on the financial statements for the year ended December 31, 2005.

During the fiscal years ended December 31, 2004 and 2005, and through November 15, 2006, there were no disagreements with Kabani & Company, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kabani & Company, Inc., would have caused Kabani & Company, Inc. to make reference to the subject matter of such disagreements in its reports on the Company's financial statements for such years. In addition, no reportable events, as defined in
Item 304(a)(1)(v) of Regulation S-K, occurred during our fiscal years ended December 31, 2004 and 2005, and through November 15, 2006.

We have provided Kabani & Company, Inc. with a copy of the disclosure above and requested that Kabani & Company, Inc. furnish a letter addressed to the SEC stating whether or not Kabani & Company, Inc. agrees with the statements noted above. A copy of the letter, dated December 04, 2006, from Kabani & Company, Inc. is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d)

 16.1 Letter dated December 04, 2006 from Kabani & Company, Inc. to the United States Securities and Exchange Commission.
___________________________________________________________________
___________________________________________________________________

                         SIGNATURES

   Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            FILM AND MUSIC ENTERTAINMENT, INC.


                            By: /S/ Lawrence Lotman
                               -------------------------
                               Lawrence Lotman
                               Chief Financial Officer

Date: December 04, 2006
___________________________________________________________________
___________________________________________________________________

                        Exhibit Index


Exhibit Number  Description
______________  _____________________________________________________
  16.1          Letter dated December  04, 2006 from Kabani &
                Company, Inc. to the United States Securities and Exchange Commission







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